UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 1, 2016

U.S. Silica Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35416	26-3718801
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8490 Progress Drive, Suite 300, Frederick, MD	21701
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (301) 682-0600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On August 1, 2016, U.S. Silica Holdings, Inc., a Delaware corporation (the “Company”), and U.S. Silica Company, a Delaware corporation and a wholly-owned subsidiary of the Company (the “Purchaser”), entered into Membership Unit Purchase Agreement, by and among the Company, the Purchaser, Sandbox Enterprises, LLC, a Texas limited liability company (“Sandbox”), each of the owners of membership units of Sandbox (the “Sellers”), and Sandy Creek Capital, LLC, as representative of the Sellers (the “Purchase Agreement”), pursuant to which the Purchaser will acquire all of the outstanding units of membership interest of Sandbox from the Sellers (the “Unit Purchase”). The consideration payable by the Purchaser in connection with the Unit Purchase consists of $75,000,000 of cash, subject to customary adjustments for net working capital, indebtedness, cash and transaction expenses as of the closing, and 4,195,180 shares of common stock of the Company. The consideration, less the amount of cash that will be deposited into escrow to support the post-closing purchase price adjustment and the Sellers’ indemnification obligations, will be payable to the Sellers at the closing of the Unit Purchase. The Sellers will be subject to a 60 day lock-up period from the closing date pursuant to which they will generally be prohibited from selling or otherwise disposing of shares of the Company’s common stock to be issued as consideration in the Unit Purchase. The Company has agreed to file a shelf registration statement with the Securities and Exchange Commission to enable the Sellers to resell the shares of the Company’s common stock following the lock-up period. In addition, four of the Sellers, who also are executive officers of Sandbox, have agreed not to sell or otherwise transfer a total of 217,018 shares of the Company’s common stock prior to December 31, 2018.

The consummation of the Unit Purchase is subject to the satisfaction or waiver of closing conditions applicable to the parties, including, among others, the applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, shall have expired or been terminated. The Purchase Agreement also contains customary representations, warranties, covenants and indemnification obligations of the parties. The covenants include, among others, an obligation on behalf of Sandbox to operate its business in the ordinary course until the Unit Purchase is consummated and a limitation on the right of Sandbox and the Sellers to solicit or engage in negotiations regarding alternative business combination transactions. The Purchase Agreement also provides for limited termination rights on behalf of the parties. The Unit Purchase is expected to close in the third quarter.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement. A copy of the Purchase Agreement will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2016.

Item 3.02 Unregistered Sales of Equity Securities.

As described under Item 1.01 above (the content of which is incorporated herein by reference), at the closing of the Unit Purchase, the Company will issue 4,195,180 shares of its common stock to the Sellers in connection with the Unit Purchase. The shares will be issued pursuant to the exemption from registration provided in Section 4(a)(2) and Regulation D (Rule 506(b)) under the Securities Act of 1933, as amended, as a transaction by an issuer not involving a public offering.

Item 8.01 Other Events.

On August 2, 2016, the Company issued a press release announcing that it had entered into the Purchase Agreement. A copy of the press release is attached hereto as Exhibit 99.1.

Cautionary Language Regarding Forward-Looking Statements

Except for the historical information contained herein, certain of the matters discussed in this communication constitute “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, both as amended by the Private Securities Litigation Reform Act of 1995. Words such as “may,” “will,” “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “target,” “forecast,” and words and terms of similar substance used in connection with any discussion of future plans, actions, or events identify forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding benefits of the proposed Unit Purchase, the expected timing of completion of the transaction, anticipated future financial and operating performance and results, including estimates for growth. These statements are based on the current expectations of management of the Company and Sandbox, as applicable. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements included in this communication. For example, (1) conditions to the closing of the Unit Purchase may not be satisfied; (2) problems may arise in successfully integrating the businesses of the companies, which may result in the combined company not operating as effectively and efficiently as expected; (3) the Unit Purchase may involve unexpected costs, unexpected liabilities or unexpected delays; (4) the industry may be subject to future regulatory or legislative actions that could adversely affect the companies; and (5) the companies may be adversely affected by other economic, business, and/or competitive factors. Other unknown or unpredictable factors could also have material adverse effects on future results, performance or achievements of the combined company. Discussions of some of these other important factors and assumptions are contained in the Company’s filings with the Securities and Exchange Commission (SEC), and available at the SEC’s website at www.sec.gov, including (1) the Company’s 2015 Annual Report on Form 10-K in (a) Item 1A. Risk Factors, (b) Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (c) Item 8. Financial Statements and Supplementary Data; and (2) the Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2016 in (a) Part II, Other Information, Item 1A. Risk Factors, (b) Part I, Financial Information, Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (c) Part I, Financial Information, Item 1. Financial Statements. In light of these risks, uncertainties, assumptions and factors, the forward-looking events discussed in this communication may not occur. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this communication. The Company does not undertake any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this communication.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	U.S. Silica Holdings, Inc. press release dated August 2, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 4, 2016

U.S. SILICA HOLDINGS, INC.

/s/ Christine C. Marshall
Christine C. Marshall
General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	U.S. Silica Holdings, Inc. press release dated August 2, 2016.